EXHIBIT 10.47

AMENDMENT NO. 3 TO AMENDED AND RESTATED
LOAN, GUARANTY AND SECURITY AGREEMENT
This Amendment No. 3 to the Amended and Restated Loan, Guaranty and Security Agreement (this “Amendment”), dated as of February 12, 2013, is made by SANMINA CORPORATION (f/k/a Sanmina-SCI Corporation), a Delaware corporation (“Sanmina”), HADCO CORPORATION, a Massachusetts corporation (“Hadco”), HADCO SANTA CLARA, INC., a Delaware corporation (“Hadco Santa Clara”), SANMINA‑SCI SYSTEMS HOLDINGS, INC., a Delaware corporation (“SSCI Holdings”), SCI TECHNOLOGY, INC., an Alabama corporation (“SCI Technology”, and together with Sanmina, Hadco, Hadco Santa Clara, and SSCI Holdings, collectively, “Borrowers”), SANMINA-SCI SYSTEMS (CANADA) INC., a Nova Scotia limited company, and SCI BROCKVILLE CORP., a Nova Scotia unlimited company, each as a Designated Canadian Guarantor (as defined in the Amended and Restated Loan Agreement referred to below), the financial institutions listed on the signature pages hereof as Lenders, and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).
RECITALS
Reference is hereby made to the Amended and Restated Loan, Guaranty and Security Agreement dated as of March 16, 2012 (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”) among the Borrowers, the Designated Canadian Guarantors, the Lenders from time to time party thereto and the Agent.
The parties hereto agree to amend the Loan Agreement as set forth herein on the terms and conditions set forth herein.
AGREEMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Definitions. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Loan Agreement shall be used herein as so defined. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Loan Agreement.
2.    Amendment to Loan Agreement. The definition of “Accounts Formula Amount” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Accounts Formula Amount: for any date of determination, the sum, without duplication, of (a) 85% of the Value of Eligible Accounts and (b) the lesser of (i) 65% of the Value of Eligible Foreign Accounts and (ii) 50% of the aggregate Commitments as of such date; provided, that the Value of Eligible Foreign Accounts attributable to any Designated Foreign Account Debtor and its Affiliates shall be included in the calculation of ‘Accounts Formula Amount’ only to the extent in an amount not in excess of $50,000,000 at any time.”
3.    Conditions Precedent. This Amendment shall become effective as of the date first written above (the “Amendment No. 3 Effective Date”) if on or before February 28, 2013, (a) the Agent shall have received counterparts of this Amendment executed by the Obligors and each of the Lenders (or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment); and (b) all fees and expenses due and payable under the Loan Agreement shall have been paid.
4.    Representations and Warranties. Each Obligor hereby represents and warrants to the Agent and the Lenders that, as of the Amendment No. 3 Effective Date and after giving effect to this Amendment, (a) all representations and warranties set forth in the Loan Documents are true and correct in all material respects as if made again on and as of the Amendment No. 3 Effective Date (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (b) no Default or Event of Default has occurred and is continuing and (c) the Loan Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations of the Obligors in accordance with the terms thereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles (regardless of whether enforcement is sought in equity or at law).
5.    Reference to Agreement. Each of the Loan Documents, including the Loan Agreement and the Guaranty, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement, whether direct or indirect, shall mean a reference to the Loan Agreement as amended hereby. This Amendment shall constitute a Loan Document.
6.    Costs and Expenses. The Company shall pay on demand all reasonable costs and expenses of the Agent and the Lenders (including the reasonable fees, costs and expenses of counsel to the Agent and the Lenders) incurred in connection with the preparation, execution and delivery of this Amendment.
7.    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.
8.    Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
BORROWERS:

SANMINA CORPORATION

By:    /s/ Robert K. Eulau
Name: Robert K. Eulau
Title: Chief Financial Officer

HADCO CORPORATION
HADCO SANTA CLARA, INC.
SANMINA-SCI SYSTEMS HOLDINGS, INC.
SCI TECHNOLOGY, INC.

By:    /s/ Robert K. Eulau
Name: Robert K. Eulau
Title: Chief Financial Officer

GUARANTORS:

SCI BROCKVILLE CORP.

By:    /s/ Christopher K. Sadeghian
Name: Christopher K. Sadeghian
Title:     Director and Secretary

SANMINA-SCI SYSTEMS (CANADA) INC.

By:    /s/ Robert K. Eulau
Name: Robert K. Eulau
Title:    Chief Financial Officer

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and Lender

By:    /s/ Stephen King
Name: Stephen King

Title: Senior Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender

By:    /s/ Vicent Damone
Name: Vincent Damone
Title: Director
By:    /s/ Philip Saliba
Name: Philip Saliba
Title: Director

WELLS FARGO BANK, N.A.,
as Lender

By:        /s/ Peter Aziz
Name: Peter Aziz
Title: Vice President

MORGAN STANLEY BANK, N.A., as Lender

By:    /s/ Penny Tsekouras
Name: Penny Tsekouras
Title: Authorized Signatory

HSBC BANK USA, N.A., as Lender

By:    /s/ Thomas Kainamura
Name: Thomas Kainamura
Title: Vice President

GOLDMAN SACHS BANK USA, as Lender

By:    /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

SIEMENS FINANCIAL SERVICES, INC., as Lender

By:    /s/ Mark B. Schafer
Name: Mark B. Schafer
Title: Vice President
By:    /s/ John Finore
Name: John Finore
Title: Vice President

CITY NATIONAL BANK, as Lender

By:    /s/ Robert Yasuda
Name: Robert Yasuda
Title: Vice President